SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                              FORM 8-K
                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):  April 7, 2010



                      SCOTT'S LIQUID GOLD-INC.
       (Exact name of Registrant as specified in its charter)

      Colorado              001-13458              84-0920811
   (State or other         (Commission           (I.R.S. Employer
    jurisdiction of         File Number)          Identification No.)
    incorporation)

         4880 Havana Street, Denver, CO             80239

       (Address of principal executive offices) (Zip Code)

          Registrant's telephone number: (303) 373-4860

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]	Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)
[  ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)
[  ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))
[  ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))















Item 8.01	Other Events

Scott's Liquid Gold-Inc. has determined that it will not hold a 2010 Annual Meeting of shareholders as part of its efforts to reduce expenses and conserve cash. The Company's directors will continue to serve in their roles without an annual meeting on their election. The Company has filed an Annual Report on Form 10-K for the year ended December 31, 2009. The Form 10-K Report has been used in past years as the Company's annual report to shareholders. The Company will file an amendment to its Form 10-K Report for the year ended December 31, 2009 with information that would otherwise be contained in a proxy statement for an annual meeting.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SCOTT'S LIQUID GOLD-INC.
                                            (Registrant)

Date:  April 9, 2010                        /s/ Brian L. Boberick
                                           ----------------------------
                                            By: Brian L. Boberick
                                            Chief Financial Officer and
                                            Treasurer